Exhibit 32.1
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this quarterly report of Call Now, Inc. (the “Company”) on Form 10-QSB for the quarter ended June 30, 2006, as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, Thomas R Johnson, Chief Executive Officer and Chief Financial Officer of Call Now, Inc., certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The quarterly report on Form 10-QSB for the quarterly period ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
August 4, 2006

/s/ Thomas R. Johnson
Thomas R. Johnson
Chief Executive Officer and
Chief Financial Officer

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